                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO

                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Summit Brokerage Services, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marshall
T. Leeds, as Chief Executive Officer of the Company, and Mark F. Caulfield, as Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Marshall T. Leeds
                                    -------------------------------------------
                                    Marshall T. Leeds
                                    Chief Executive Officer
                                    August 16, 2002

                                    /s/ Mark F. Caulfield
                                    -------------------------------------------
                                    Mark F. Caulfield
                                    Chief Financial Officer
                                    August 16, 2002